INVESCO CONSTELLATION FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        2

74U.     1 Number of shares outstanding (000's Omitted)
           Class A                                                                                      115,216
         2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        5,893
           Class C                                                                                        4,796
           Class R                                                                                          427
           Class Y                                                                                          594
           Institutional Class                                                                              906

74V.     1 Net asset value per share (to nearest cent)
           Class A                                                                                    $   24.89
         2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $   22.31
           Class C                                                                                    $   22.31
           Class R                                                                                    $   24.51
           Class Y                                                                                    $   25.00
           Institutional Class                                                                        $   27.70

INVESCO CHARTER FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        3

72DD.    1 Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                     $ 16,997
         2 Dividends for a second class of open-end company shares (000's Omitted)
           Class R                                                                                     $    120
           Class S                                                                                     $    109
           Class Y                                                                                     $  1,185
           Institutional Class                                                                         $  5,169

 73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1 Dividends from net investment income
           Class A                                                                                       0.0656
         2 Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class R                                                                                       0.0316
           Class S                                                                                       0.0840
           Class Y                                                                                       0.1115
           Institutional Class                                                                           0.1440


 74U.    1 Number of shares outstanding (000's Omitted)
           Class A                                                                                      248,794
         2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       11,482
           Class C                                                                                       15,308
           Class R                                                                                        3,839
           Class S                                                                                        1,297
           Class Y                                                                                        9,849
           Institutional Class                                                                           22,770


 74V.    1 Net asset value per share (to nearest cent)
           Class A                                                                                     $  17.60
         2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                     $  16.91
           Class C                                                                                     $  16.95
           Class R                                                                                     $  17.49
           Class S                                                                                     $  17.61
           Class Y                                                                                     $  17.65
           Institutional Class                                                                         $  18.09

INVESCO CAPITAL DEVELOPMENT FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        11

74U.     1 Number of shares outstanding (000's Omitted)
           Class A                                                                                       34,864
         2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        2,962
           Class C                                                                                        4,295
           Class R                                                                                        2,455
           Class Y                                                                                          424
           Investor Class                                                                                   654
           Institutional Class                                                                            2,944

74V.     1 Net asset value per share (to nearest cent)
           Class A                                                                                     $  18.51
         2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                     $  15.93
           Class C                                                                                     $  15.91
           Class R                                                                                     $  18.07
           Class Y                                                                                     $  18.62
           Investor Class                                                                              $  18.52
           Institutional Class                                                                         $  19.63

INVESCO LARGE CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        12

74U.     1 Number of shares outstanding (000's Omitted)
           Class A                                                                                       59,289
         2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        7,667
           Class C                                                                                        8,127
           Class R                                                                                        1,087
           Class Y                                                                                          973
           Investor Class                                                                                17,905
           Institutional Class                                                                           12,845

74V.     1 Net asset value per share (to nearest cent)
           Class A                                                                                     $  12.99
         2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                     $  11.95
           Class C                                                                                     $  11.95
           Class R                                                                                     $  12.77
           Class Y                                                                                     $  13.03
           Investor Class                                                                              $  13.10
           Institutional Class                                                                         $  13.48

INVESCO LARGE CAP BASIC VALUE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        14

72DD.    1 Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $     395
         2 Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $       2
           Class C                                                                                    $       2
           Class R                                                                                    $      10
           Class Y                                                                                    $      11
           Investor Class                                                                             $     122
           Institutional Class                                                                        $      10

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1 Dividends from net investment income
           Class A                                                                                       0.0822
         2 Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                       0.0019
           Class C                                                                                       0.0019
           Class R                                                                                       0.0555
           Class Y                                                                                       0.1095
           Investor Class                                                                                0.0822
           Institutional Class                                                                           0.1581

74U.     1 Number of shares outstanding (000's Omitted)
           Class A                                                                                        4,622
         2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                          653
           Class C                                                                                          875
           Class R                                                                                          170
           Class Y                                                                                           92
           Investor Class                                                                                 1,401
           Institutional Class                                                                               64

74V.     1 Net asset value per share (to nearest cent)
           Class A                                                                                    $   11.34
         2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $   10.83
           Class C                                                                                    $   10.83
           Class R                                                                                    $   11.24
           Class Y                                                                                    $   11.37
           Investor Class                                                                             $   11.37
           Institutional Class                                                                        $   11.38

INVESCO DIVERSIFIED DIVIDEND FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        18

72DD.    1 Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   5,436
         2 Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $     284
           Class C                                                                                    $     482
           Class R                                                                                    $     102
           Class Y                                                                                    $     611
           Investor Class                                                                             $  13,363
           Institutional Class                                                                        $   3,830

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1 Dividends from net investment income
           Class A                                                                                       0.1395
         2 Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                       0.0923
           Class C                                                                                       0.0922
           Class R                                                                                       0.1244
           Class Y                                                                                       0.1551
           Investor Class                                                                                0.1444
           Institutional Class                                                                           0.1620

74U.     1 Number of shares outstanding (000's Omitted)
           Class A                                                                                       49,835
         2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        2,966
           Class C                                                                                        6,609
           Class R                                                                                        1,193
           Class Y                                                                                        7,480
           Investor Class                                                                                91,928
           Institutional Class                                                                           26,965

74V.     1 Net asset value per share (to nearest cent)
           Class A                                                                                    $   13.12
         2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $   12.99
           Class C                                                                                    $   12.97
           Class R                                                                                    $   13.16
           Class Y                                                                                    $   13.14
           Investor Class                                                                             $   13.12
           Institutional Class                                                                        $   13.12

INVESCO SUMMIT FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-1424
SERIES NO.:        19


72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                     $       3
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class P                                                                                     $   2,511
          Class S                                                                                     $       6
          Class Y                                                                                     $       4
          Institutional Class                                                                         $       0

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                        0.0018
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class P                                                                                        0.0170
          Class S                                                                                        0.0148
          Class Y                                                                                        0.0280
          Institutional Class                                                                            0.0456

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                                                                                         1,710
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                           111
          Class C                                                                                           199
          Class P                                                                                       140,586
          Class S                                                                                           369
          Class Y                                                                                           113
          Institutional Class                                                                                 1

74V.    1 Net asset value per share (to nearest cent)
          Class A                                                                                     $   12.69
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                     $   12.39
          Class C                                                                                     $   12.38
          Class P                                                                                     $   12.76
          Class S                                                                                     $   12.71
          Class Y                                                                                     $   12.71
          Institutional Class                                                                         $   12.72